Exhibit 99.1

Aspiration Secures $315 Million of Incremental Equity from Oaktree and Affiliates of Steve

Ballmer in Advance of Closing Business Combination

LOS ANGELES – December 15, 2021 – Aspiration (“Aspiration” or the “Company”), a global leader in Sustainability as a Service solutions for consumers and companies, and InterPrivate III Financial Partners Inc. (NYSE: IPVF) (“InterPrivate III”), a publicly-traded special purpose acquisition company, announced today that the Company has secured $315 million of incremental equity financings from funds managed by Oaktree Capital Management, L.P. (“Oaktree”), a leading global alternative investment management firm, and investment affiliates of businessman and investor Steve Ballmer (“Ballmer”). The new financing includes $250 million in proceeds from the issuance of non-convertible perpetual preferred stock, paying an 8% dividend and redeemable by investors after 9 years, $50 million of investment in the form of mandatorily convertible pre-merger securities of Aspiration purchased at a SPAC equivalent price of $11 and $15 million of investment in the form of an IPVF common stock PIPE priced at $11 per share closing concurrently with the business combination.

“As fighting climate change continues to become front and center for more people and businesses, Aspiration’s technology, brand and community of members make it one of the most significant new companies in the public markets,” said Steve Ballmer.

“Aspiration is a category creator at the intersection of the growing fintech and sustainability industries,” said Brian Laibow, Managing Director and Co-Head of North America for Oaktree’s Global Opportunities strategy. “We’re delighted to partner with the Aspiration team as they continue to scale their growth and impact.”

“Raising significant equity now at a premium to the initial deSPAC valuation, coupled with non-dilutive long-term preferred financing, demonstrates a recognition of Aspiration’s accelerated growth this year,” said Aspiration CEO Andrei Cherny. “The switch to sustainability will likely be the largest, fastest shift in behavior in human history and we are proud to welcome the support of such respected investors as we move toward a historic listing to bring sustainability services and ESG-driven financial solutions to the public market.”

Ahmed Fattouh, Chairman and CEO of InterPrivate III, added, “The Oaktree and Ballmer financings, secured on attractive terms, confirm our thesis and significantly increase the minimum proceeds available for Aspiration to fully execute against all of its growth initiatives. Our confidence has only grown as Aspiration has generated impressive operating results, forged promising new strategic partnerships, and added world-class investors.”

This additional capital broadens and deepens the roster of blue-chip institutions and leading investors supporting the closing of Aspiration’s business combination, which is expected to close in the first quarter of 2022, subject to approval by InterPrivate III’s shareholders and the satisfaction or waiver of other closing conditions identified in the business combination agreement entered into by Aspiration and InterPrivate III. Aspiration now expects cumulative net proceeds exceeding $700 million inclusive of these financings, together with the original $200 million common stock PIPE entered into in August of 2021 and assuming no redemptions from InterPrivate’s approximately $260 million trust account.

Union Square Advisors LLC served as the exclusive financial advisors to Aspiration leading the equity financing transaction with Oaktree. Latham & Watkins LLP served as legal advisor to Aspiration, Sullivan & Cromwell LLP served as legal advisor to Oaktree and White & Case LLP served as legal advisor to InterPrivate III.

Recent News Developments

Today’s investment news follows other important developments at Aspiration:

•

On November 16, 2021, Aspiration announced a partnership with Hanwha Life Insurance Company and Hanwha Solutions, two subsidiaries of Hanwha Group, to bring Aspiration’s sustainability financial solutions, ESG consulting services, global reforestation program, and verified carbon offsets to the South Korean market.

•

On November 22, 2021, Aspiration announced its strategic partnership agreement with Qatar Free Zones Authority (QFZA) and Doha Venture Capital (DVC) to expand access to sustainability services in the region, in line with QFZA’s efforts to develop the world’s first net zero free zones. As part of the agreement, Aspiration will set up operations in Qatar Free Zones to deliver sustainability services, carbon neutrality solutions, and green financial solutions to customers in the Free Zones, Qatar, and across the Middle East and North Africa.

•	On December 10, 2021, Aspiration announced a multi-year partnership setting the stage for Athletes Unlimited to run the first U.S.-based carbon neutral professional sports league.

About Aspiration Partners, Inc.

Aspiration is a leading platform to help people and businesses put automated sustainable impact into their hands and integrate it into their daily lives. Aspiration has earned the trust of its more than 5 million members by helping them spend, save, shop, and invest to both “Do Well” and “Do Good.” Aspiration Partners, Inc. is a certified B Corp. For more information, visit Aspiration.com or Aspiration.com/business. Still and video media assets can be found at https://tinyurl.com/56u3yu3z.

About InterPrivate III Financial Partners Inc.

InterPrivate III Financial Partners Inc., led by Chairman & CEO Ahmed Fattouh, President Nicholaos Krenteras, and Vice Chairman Sunil Kappagoda, is a blank check company whose business purpose is to effect a business combination with one or more businesses in the financial services or fintech sectors. InterPrivate III’s Board of Directors includes globally recognized financial services leaders including: former BankOneChairman, John McCoy; former Lucent and Verifone Chairman, Rich McGinn; Pine Brook founder and former Warburg Pincus Vice Chairman, Howard Newman; and fintech investor Gordy Holterman.

Additional Information and Where to Find It

In connection with the proposed transaction (the “Proposed Transaction”) involving InterPrivate III Financial Partners Inc. (“InterPrivate III”) and Aspiration Partners, Inc. (“Aspiration”), InterPrivate III intends to file a registration statement, which will include a preliminary proxy statement/prospectus, with the SEC. The proxy statement/prospectus will be sent to stockholders of InterPrivate III. This press release is not a substitute for the proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY

AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ASPIRATION, INTERPRIVATE III, THE PROPOSED TRANSACTION AND RELATED MATTERS. The documents filed or that will be filed with the SEC relating to the Proposed Transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from InterPrivate III upon written request at InterPrivate III Financial Partners Inc., 1350 Avenue of the Americas, 2nd Floor, New York, NY 10019.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities in respect of the Proposed Transaction and shall not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or security holder. However, InterPrivate III, Aspiration, and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Proposed Transaction under the rules of the SEC. Information about InterPrivate III’s directors and executive officers and their ownership of InterPrivate III’s securities is set forth in filings with the SEC, including InterPrivate III’s final prospectus used in connection with its initial public offering, which was filed with the SEC on March 9, 2021. To the extent that holdings of InterPrivate III’s securities have changed since the amounts included in InterPrivate III’s final prospectus used in connection with its initial public offering, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants will also be included in the proxy statement/prospectus, when it becomes available. When available, these documents can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Aspiration’s industry and market sizes, future opportunities for InterPrivate III, Aspiration and the combined company, InterPrivate III’s and Aspiration’s estimated future results and the Proposed Transaction, including the implied equity value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the Proposed Transaction. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed or that will be disclosed in InterPrivate III’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) inability to complete the Proposed Transaction or, if InterPrivate III does not complete the Proposed Transaction, any other business combination; (2) the inability to complete the Proposed Transaction due to the failure to meet the closing conditions to the Proposed Transaction, including the inability to obtain approval of InterPrivate III’s stockholders, the inability to consummate the contemplated PIPE financing, the failure to achieve the minimum amount of cash available following any redemptions by InterPrivate III stockholders, the failure to meet the NYSE listing standards in connection with the consummation of the Proposed Transaction, or the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; (3) costs related to the Proposed Transaction; (4) a delay or failure to realize the expected benefits from the Proposed Transaction; (5) risks related to disruption of management time from ongoing business operations due to the Proposed Transaction; (6) the impact of the ongoing COVID-19 pandemic; (7) the risk that Aspiration may not be able to execute its growth strategies or achieve and maintain profitability; (8) the uncertainty of Aspiration’s projected financial information; (9) changes regarding the development of the sustainability industry, the markets that Aspiration targets, customer demand and the ability of Aspiration to maintain and enhance its brand; (10) changes in the highly competitive market in which Aspiration competes, including with respect to its competitive landscape, rapid technological change or regulatory changes; (11) uncertainties surrounding Aspiration’s expansion of products and service offerings; (12) the ability of Aspiration to maintain strategic relationships and execute on strategic transactions; (13) extensive governmental regulation and scrutiny applicable to Aspiration and its subsidiaries, including as a result of certain of its subsidiaries being subject to SEC and FINRA rules and net capital requirements; (14) the ability of Aspiration to adhere to legal requirements with respect to the protection of personal data and privacy laws; (15) cybersecurity risks, data loss and other breaches of Aspiration’s network security and the disclosure of personal information; (16) the risk of regulatory lawsuits or proceedings relating to Aspiration’s products or services; (17) the risk that Aspiration is unable to secure or protect its intellectual property; (18) the limited experience of Aspiration’s management in operating a public company; (19) underlying assumptions and data with respect to Aspiration’s key performance indicators and other business metrics that may be (or may be perceived to be) inaccurate; (20) the risk that Aspiration may not be able to develop and maintain effective internal controls; (21) the outcome of any legal proceedings that may be instituted against InterPrivate III, Aspiration or any of their respective directors or officers following the announcement of the Proposed Transaction; and (22) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about InterPrivate III and Aspiration or the date of such information in the case of information from persons other than InterPrivate III or Aspiration, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Aspiration’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Contacts

Aspiration Investor Relations

investors@Aspiration.com

Aspiration Public Relations

press@aspiration.com

InterPrivate III Financial Partners Inc.

Investor Relations

ir@interprivate.com

InterPrivate Capital

Charlotte Luer

Investor Relations

ir@interprivate.com